                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR 12(g) OF
                       THE SECURITIES EXCHANGE ACT OF l934


                              MARKETWATCH.COM, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


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
                DELAWARE                                            94-3289801
----------------------------------------               ------------------------------------
(State of incorporation or organization)               (I.R.S. Employer Identification No.)


           825 BATTERY STREET
            SAN FRANCISCO, CA                                         94111
----------------------------------------                            ----------
(Address of principal executive offices)                            (Zip Code)


If this Form relates to the registration               If this Form relates to the registration
of a class of securities pursuant to                   of a class of securities pursuant to
Section 12(b) of the Exchange Act and is               Section 12(g) of the Exchange Act and is
effective pursuant to General Instruction              effective pursuant to General Instruction
A.(c), check the following box.       [ ]              A.(d), check the following box.       [X]
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 Securities Act registration statement file number to which this form relates:

                                    333-65569


        Securities to be registered pursuant to Section 12(b) of the Act:

                                      NONE


        Securities to be registered pursuant to Section 12(g) of the Act:

                     COMMON STOCK, $0.01 PAR VALUE PER SHARE
                                (Title of Class)

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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The description of the Common Stock of Registrant set forth under the caption "Description of Capital Stock" in Registrant's Registration Statement on Form S-1 (File No. 333-65569) as originally filed with the Securities and Exchange Commission on October 13, 1998, or as subsequently amended (the "Registration Statement"), and in the Prospectus included in the Registration Statement, is hereby incorporated by reference in response to this item.


ITEM 2. EXHIBITS.

     The following exhibits are filed herewith or incorporated herein by reference:

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
     Exhibit
     Number      Exhibit Title or Description
     ------      ----------------------------
     3.01        Registrant's Certificate of Incorporation
                 (incorporated by reference to Exhibit 3.01 to the Registration Statement).

     3.02 Form of Registrant's Amended and Restated Certificate of Incorporation of the Registrant to be effective upon the closing of this offering (incorporated by reference to Exhibit 3.02 to the Registration Statement).

     3.03        Registrant's Bylaws (incorporated by reference to
                 Exhibit 3.03 to the Registration Statement).

     4.01 Form of Specimen Certificate for the Registrant's Common Stock (incorporated by reference to Exhibit 4.01 to the Registration Statement).

     4.02 Form of Registration Rights Agreement to be entered into among the Registrant, CBS Broadcasting Inc. ("CBS") and Data Broadcasting Corporation ("DBC") (incorporated by reference to Exhibit 4.02 of the Registration Statement).

     4.03 Form of Stockholders' Agreement to be entered into among the Registrant, MarketWatch.com, LLC, CBS and DBC ( incorporated by reference to Exhibit 4.03 to the Registration Statement).

     99.01 The description of Registrant's Common Stock set forth under the caption "Description of Capital Stock" on pages 64 through 67 of the Prospectus included in the Registration Statement.
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

                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: November 25, 1998                  MarketWatch.com, Inc.



                                          By: /s/ J. Peter Bardwick
                                             -------------------------
                                               J. Peter Bardwick
                                               Chief Financial Officer

                                INDEX TO EXHIBITS

     Exhibit
     Number      Exhibit Title or Description
     ------      ----------------------------
     3.01        Registrant's Certificate of Incorporation
                 (incorporated by reference to Exhibit 3.01 to the
                 Registration Statement).

     3.02        Form of Registrant's Amended and Restated Certificate of
                 Incorporation of the Registrant to be effective upon the closing of this offering (incorporated by reference to Exhibit 3.02 to the Registration Statement).

     3.03        Registrant's Bylaws (incorporated by reference to
                 Exhibit 3.03 to the Registration Statement).

     4.01        Form of Specimen Certificate for the Registrant's Common
                 Stock (incorporated by reference to Exhibit 4.01 to the Registration Statement).

     4.02 Form of Registration Rights Agreement to be entered into among the Registrant, CBS Broadcasting Inc. ("CBS") and
                 Data Broadcasting Corporation ("DBC") (incorporated by reference to Exhibit 4.02 of the Registration Statement).

     4.03 Form of Stockholders' Agreement to be entered into among the Registrant, MarketWatch.com, LLC, CBS and DBC ( incorporated by reference to Exhibit 4.03 to the Registration Statement).

     99.01 The description of Registrant's Common Stock set forth under the caption "Description of Capital Stock" on pages 64 through 67 of the Prospectus included in the Registration Statement.
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